Exhibit 99.1

* NASDAQ: DSCO Investor Conference Call October 17, 2013 Discovery Laboratories, Inc.

* Forward Looking Statement To the extent that statements in this presentation are not strictly historical, including statements about the Company’s business strategy, outlook, objectives, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are further described in the Company's periodic filings with the Securities and Exchange Commission (SEC), including the most recent reports on Form 10-K, 8-K and 10-Q, and any amendments thereto (“Company Filings”). This presentation under no circumstances shall be construed as an offer to sell or as a solicitation of an offer to buy any of the Company’s securities. In addition, the information presented in this deck is qualified in its entirety by the Company Filings. The reader is encouraged to refer to the Company Filings for a fuller discussion of the matters presented here.

* Discovery Labs (DSCO) Initial focus – Neonatology: Transform the treatment of respiratory distress syndrome (RDS) A specialty biotechnology company focused on advancing a new standard of care for critical care patients with respiratory disease DSCO Technology: Potential to improve the treatment of RDS and expand, over time, the estimated annual world-wide RDS market to $1+ billion Estimates based on data derived from the following sources, among others: IMS MIDAS data (MAT Sept 2008); CDC National Vital Statistics, 2005, Births by birth weight (CDC Website); “Annual Summary of Vital Statistics: 2006”, Pediatrics, Martin et al.; Vermont Oxford Network (VON) data, 2006; UNICEF data, 2005 (website); Discovery Labs’ primary market research (2010).

* Transformation begins with SURFAXIN® The first FDA-approved synthetic, peptide-containing (KL4) surfactant for use in RDS Only alternative to animal-derived surfactants available in the U.S. First approved therapy in over 10 years for the prevention of RDS Direct clinical outcome comparisons to the current standard of care, animal-derived surfactants, Survanta® and Curosurf® Commercial launch Q4 2013 Established U.S. specialty commercial and medical affairs team Focused on neonatal critical care centers Clinical and pharmacoeconomic data expected to redefine the value of surfactant therapy

* ® AEROSURF®: Drug-device product designed to deliver aerosolized KL4 surfactant directly into the lungs via nCPAP Being developed with the potential to: Reduce the need for intubation or mechanical ventilation for pulmonary surfactant delivery Enable treatment of a significantly greater number of premature infants at risk for RDS who could benefit from surfactant therapy but are currently not treated Phase 2 clinical program – October 2013, filed IND with FDA Anticipate first patient enrollment in Q4’2013 First ever clinical trial with an aerosolized surfactant intended to support product registration in the U.S. and international markets

Technology: The Catalyst for Transformation

Unmet Medical Need

Pulmonary surfactant is essential for normal breathing



Surfactant deficiency and dysfunction is associated with many respiratory disorders

Historically, therapeutic surfactant products sourced from animal lungs – use and innovation limited

DSCO Technology Platform

KL4 Surfactant



Proprietary synthetic, peptide-containing surfactant that is structurally similar to human pulmonary surfactant

Initial KL4 surfactant-based product: SURFAXIN® - FDA approved

Q3'13 - Established lyophilized KL4 surfactant manufacturing capability

Aerosol Drug Delivery


Capillary
Aerosol
Energy Input



Proprietary high output aerosol generator - up to 10 times higher than current generators

KL4 surfactant aerosolized via CAG retains properties of a fully functioning surfactant

Q3'13 - Device successfully passed rigorous verification testing – ready for clinical programs

Cochrane & Revak, *Science*. 1991
Manalo et al. *Pediatr Res*. 1996;39:947-52.
Manalo et al. *Lung*. 1997;45:97-104.
Numata et al, *Proc Nat Acad of Sci*, Dec 09

DiscoveryLabs
Inspired Innovation
6

* RDS: The Neonatologist’s Dilemma – Intubate or not? Option A: Surfactant replacement therapy Intubation and invasive mechanical ventilation (MV) required Neonatologists will only intubate in cases of severe RDS where the benefits of invasive surfactant administration clearly outweigh the associated risk Option B: Nasal continuous positive airway pressure (nCPAP) Does not address the fundamental problem of surfactant deficiency The dilemma…not possible to ascertain in advance which infants will succeed or fail on nCPAP Approx. 30% to 50% of infants do not respond (“nCPAP failure”) and require subsequent surfactant administration via intubation / MV Estimates based on data derived from the following sources, among others: IMS MIDAS data (MAT Sept 2008); CDC National Vital Statistics, 2005, Births by birth weight (CDC Website); “Annual Summary of Vital Statistics: 2006”, Pediatrics, Martin et al.; Vermont Oxford Network (VON) data, 2006; UNICEF data, 2005 (website); Discovery Labs’ primary market research (2010).

* 360,000 premature infants each year are at risk for RDS; 160,000 would likely benefit from early surfactant therapy to address surfactant deficiency or insufficiency Option A: 45,000 with severe RDS receive 1st line surfactant via intubation / MV Option B: More than 70% of surfactant deficient infants (115,000) do not receive 1st line surfactant therapy and instead receive nCPAP alone Approximately 45,000 infants experience nCPAP failure and require subsequent surfactant therapy via intubation / MV RDS in the U.S. - Unmet medical need Estimates based on data derived from the following sources, among others: IMS MIDAS data (MAT Sept 2008); CDC National Vital Statistics, 2005, Births by birth weight (CDC Website); “Annual Summary of Vital Statistics: 2006”, Pediatrics, Martin et al.; Vermont Oxford Network (VON) data, 2006; UNICEF data, 2005 (website); Discovery Labs’ primary market research (2010).

* AEROSURF® : Potential to Resolve Neonatologist’s Dilemma 160,000 premature infants in the U.S. would likely benefit from early surfactant therapy to address surfactant deficiency or insufficiency Option A: 45,000 with severe RDS receive 1st line surfactant via intubation / MV Option B: More than 70% of surfactant-deficient infants (115,000) do not receive 1st line surfactant therapy and instead receive nCPAP alone ® A potential new 1st line therapeutic option in conjunction with nCPAP Estimates based on data derived from the following sources, among others: IMS MIDAS data (MAT Sept 2008); CDC National Vital Statistics, 2005, Births by birth weight (CDC Website); “Annual Summary of Vital Statistics: 2006”, Pediatrics, Martin et al.; Vermont Oxford Network (VON) data, 2006; UNICEF data, 2005 (website); Discovery Labs’ primary market research (2010).

* AEROSURF® proposed development program Primary goal – Address an unmet medical need – deliver aerosolized surfactant to preterm infants receiving nCPAP Clinical Target – Treatment of RDS in preterm infants receiving nCPAP Primary Comparator – nCPAP alone Key secondary program objectives: Reduce nCPAP failure rate vs. nCPAP alone (currently at 30-50% in US) Reduce key complications of prematurity – focus on reducing rate of BPD Establish pharmacoeconomic benefit – avoidance of need for MV – primary cost driver in NICU Initiating phase 2 clinical program : Phase 2a – Safety and tolerability Phase 2b – Determination of dose and efficacy margin

AEROSURF® - Phase 2 Program

Phase 2a

Primary objective: To evaluate the safety and tolerability of a single exposure to aerosolized KL_4 surfactant

- Escalating dose study evaluating three doses of increasing amounts of aerosolized KL_4 surfactant
- Comparator: nCPAP alone
- Patient population: preterm infants 26 to 32 weeks GA receiving nCPAP (n ~ 60 patients)
- Three US Centers w/established track record of successful participation in multicenter clinical trials in preterm infants
- The study is expected to complete by mid-2014



DiscoveryLabs
Inspired Innovation

11

AEROSURF® - Phase 2 Program



Phase 2b

Primary objective: Determination of dose and efficacy margin

- Determination of optimal dose for phase 3 study.
- Define expected efficacy margin
- Patient population: preterm infants 26 to 32 weeks GA on nCPAP
(n ~ 150 patients TBD post-Ph2a)
- Multicenter clinical trial
- The study is expected to complete by mid-2015

DiscoveryLabs
Inspired Innovation

12

AEROSURF® - Business Considerations

Comparatively modest incremental investment to achieve important phase 2 milestones

- 2012 – Q3'2013: Approx. $7M invested to develop capillary aerosol generator (CAG) for clinical program, cGMP lyophilized KL_4-surfactant dosage form, and preparation for phase 2 clinical trial
- Q4'2013 – mid-2015: Approx. $8 -10M in direct cost for Phase 2a/2b trial

Continuing to expand AEROSURF exclusivities

- Recent announcement of CAG-related US Notice of Allowance; multiple new Rx and device initiatives underway; orphan-eligible US/EU

Established U.S. specialty commercial and medical affairs team – AEROSURF illustrates long-term commitment to innovation in neonatology

DiscoveryLabs
Inspired Innovation

13

AEROSURF® - Market Considerations

Unmet medical need: Approx.160,000 infants would likely benefit from early surfactant therapy of which 115,000 infants receive only nCPAP as first line therapy

A mechanically ventilated patient is much more costly to treat vs. a non-ventilated patient in the NICU (>$55,000 vs. <$8,000 respectively)[1];

Cost of hospitalization for patient with chronic lung disease (BPD) is over $100,000[1]

Expected AEROSURF Usage[2]


100%
80%
60%
40%
20%
0%
76%
35%
% Current 1st line CPAP patients to Receive Aerosurf
US Annual Pts. = 115,000
% Current 1st line MV SRT patients to receive Aerosurf
US Annual Pts. = 45,000

U.S. market potential for AEROSURF – $600M to $1.0B+ [3]

International market is comparable[4]

1 Cost of hospitalization for preterm and low birth weight infants in the United States. Russell RB. Pediatrics 2007; 120(1): e1-9
2 Discovery Labs Market Research April 2010 (n=30)
3 Discovery Labs estimate based on available data
4 Estimates based on data derived from the following sources, among others: IMS MIDAS data (MAT Sept 2008); Vermont Oxford Network (VON) data, 2006; UNICEF data, 2005 (website);.

DiscoveryLabs
Inspired Innovation

14

* DSCO: Transforming the treatment of RDS in neonatology Potential Patients Pharmacoeconomic Profile SURFAXIN® First synthetic, peptide-containing surfactant in the U.S. Animal-Derived Surfactants Value Proposition